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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
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                                ----------------

                                    Form 8-K
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                                 CURRENT REPORT

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                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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               DATE OF EARLIEST EVENT REPORTED: February 26, 2002

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                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

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                         COMMISSION FILE NUMBER 1-13167
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              TEXAS                                   74-1611874
 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)
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     15835 Park Ten Place Drive                         77084
           Houston, Texas                            (Zip Code)
(Address of principal executive offices)
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               Registrant's telephone number, including area code:
                                  281-749-7800
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




ITEM 5. OTHER EVENTS


     ON FEBRUARY 26, 2002 THE COMPANY ANNOUNCED THAT IT AMENDED ITS REVOLVING CREDIT FACILITY WITH ITS BANK GROUP TO INCREASE THE BORROWING CAPACITY UNDER THE FACILITY FROM $150 MILLION TO $175 MILLION. A COPY OF THE PRESS RELEASE ANNOUNCING THE AMENDMENT TO THE CREDIT FACILITY IS FILED WITH THIS FORM 8-K AS
EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.


ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED FEBRUARY 26, 2002

EXHIBIT 99.2    CONTRACT STATUS SUMMARY AT FEBRUARY 26, 2002



ITEM 9.    REGULATION FD DISCLOSURE


     THE RICHMOND HAS COMPLETED ITS CURRENT CONTRACTUAL COMMITMENT AND HAS BEEN MOVED TO A DOCKSIDE LOCATION TO UNDERGO SOME GENERAL MAINTENANCE, PAINTING AND REQUIRED INSPECTIONS WHICH COULD TAKE FOUR TO SIX WEEKS TO COMPLETE. CONTRACT OPPORTUNITIES FOR THE RIG TO COMMENCE FOLLOWING THE COMPLETION OF THE WORK PLANNED FOR THIS DOCKSIDE PERIOD ARE CURRENTLY BEING PURSUED.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONTRACT STATUS SUMMARY AT FEBRUARY 26, 2002 IS ATTACHED HERETO AS EXHIBITS 99.2 WHICH IS BEING FURNISHED IN ACCORDANCE WITH RULE 101 (E) (1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ATWOOD OCEANICS, INC.
                                                     (Registrant)



                                                     /s/ James M. Holland
                                                     James M. Holland
                                                     Senior Vice President

                                                     DATE: February 26, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

99.1        Press Release dated February 26, 2002

99.2        Contract Status Summary at February 26, 2002

                                  EXHIBIT 99.1


HOUSTON, TEXAS
26 FEBRUARY 2002

FOR IMMEDIATE RELEASE:

     ATWOOD OCEANICS, INC. HOUSTON - BASED INTERNATIONAL DRILLING CONTRACTOR, ANNOUNCED TODAY THAT IT HAS AMENDED ITS REVOLVING CREDIT FACILITY WITH ITS BANK GROUP TO INCREASE THE BORROWING CAPACITY UNDER THE FACILITY FROM $150 MILLION TO $175 MILLION. LOANS UNDER THE FACILITY WILL CONTINUE TO BEAR INTEREST AT VARYING RATES RANGING FROM 1% TO 2 1/4% OVER LIBOR, OR 0% TO 3/4% OVER PRIME, DEPENDING UPON THE RATIO OF DEBT TO EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION. THE AMENDED REVOLVING FACILITY PROVIDES FOR A REQUIRED REDUCTION OF $25 MILLION AT DECEMBER 31, 2003 AND DECEMBER 31, 2004, RESPECTIVELY, WITH THE REMAINING BALANCE OF $125 MILLION MATURING ON JUNE 30, 2005. THE PROCEEDS FROM THE AMENDED FACILITY WILL BE USED TO FUND THE COMPANY'S CAPITAL EXPENDITURES, AS WELL AS FOR OTHER GENERAL CORPORATE PURPOSES.


                                                         CONTACT: JAMES HOLLAND
                                                                 (281) 749-7804


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


                                                            EXHIBIT 99.2

                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                        AT FEBRUARY 26, 2002


NAME OF RIG             LOCATION              CUSTOMER                   CONTRACT STATUS
-----------             --------              --------                   ---------------

SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON           PHILIPPINES           SHELL PHILIPPINES          The rig's current contract terminates upon completion
                                              EXPLORATION B.V.           of the present work in progress, estimated to be between
                                                                         March and May 2002.  Immediately upon completion of the
                                                                         current contract, the rig will be moved to Malaysia to
                                                                         commence a drilling program for Sarawak Shell Berhad and
                                                                         Sabah Shell Petroleum Company Ltd. ("Shell").  The
                                                                         drilling contract includes five firm wells plus provides
                                                                         Shell with options to drill five additional wells and
                                                                         could extend approximately one-year if all ten wells are
                                                                         drilled.

ATWOOD HUNTER           EGYPT                BURULLUS GAS COMPANY        The rig has commenced an eleven-well drilling program
                                                                         estimated to take between 280 and 340 days to complete.

ATWOOD EAGLE            MEDITERRANEAN SEA    ENI S.P.A. - AGIP DIVISION  The rig is drilling a one-well program off the coast of
                                             ("AGIP")                    Sicily (estimated to be completed at the end of February
                                                                         2002) with AGIP having an option to drill one additional
                                                                         well at a future date.  An approximate $90 million upgrade of the rig is planned immediately upon the rig completing
                                                                         its current contractual commitment, and taking around six
                                                                         months shipyard time to complete.  Contract opportunities
                                                                         to commence following the rig's upgrade are being pursued
                                                                         internationally.

SEAHAWK                 MALAYSIA             EXXONMOBIL EXPLORATION &    The rig's current contract terminates in November 2003,
                                             PRODUCTION MALAYSIA INC.    with an option for the Operator to extend.

ATWOOD SOUTHERN CROSS   MEDITERRANEAN SEA    GERMAN OIL & GAS EGYPT      The rig has contractual commitments in Egypt and Israel
                                                                         which should keep the rig employed until the fourth
                                                                         quarter of fiscal 2002.

SEASCOUT                UNITED STATES GULF                               The SEASCOUT was purchased in December 2000 for future
                        OF MEXICO                                        conversion to a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.







CANTILEVER JACK-UPS -
----------------------

VICKSBURG               MALAYSIA - THAILAND     CARIGALI-TRITON         The rig has commenced a drilling program expected to
                        JOINT DEVELOPMENT       OPERATING               include 31 wells (estimated to take around 540 days).
                        AREA                    COMPANY ("CTOC")        CTOC has the option of canceling the contract at any time
                                                                        after giving a sixty-day written notice of termination.

ATWOOD BEACON           UNDER CONSTRUCTION                              The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.

SUBMERSIBLE -
-------------

RICHMOND                UNITED STATES GULF                              The drilling unit has been moved to a dockside location to
                        OF MEXICO                                       undergo some general maintenance, painting and required
                                                                        inspections which could take four to six weeks to complete.
                                                                        Contract opportunities for the rig to commence following
                                                                        the completion of the work planned for this dockside period are currently being pursued.

MODULAR PLATFORMS -
-------------------
RIG-200                 AUSTRALIA                                       The rig is available for contract since it became idle in
                                                                        June 1999.

                                              MANAGEMENT/LABOR CONTRACTS
                                              --------------------------
GOODWYN 'A' /
NORTH RANKIN 'A         AUSTRALIA            WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in drilling activity for the two client-owned rigs.  The Company is
                                                                        involved in maintenance of the two rigs for future
                                                                        drilling programs.
